SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|X|  Preliminary Proxy Statement    |_| Confidential, for use of the Commission
| |  Definitive Proxy Statement         Only (as permitted by Rule 14a-6(e)(2))
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                              KIRLIN HOLDING CORP.
______________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     _________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

    __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    ___________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

    ___________________________________________________________________________

(5) Total fee paid:

    ___________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

    ___________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________

(3) Filing Party:

    ___________________________________________________________________________

(4) Date Filed:

    ___________________________________________________________________________


-------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                                          PRELIMINARY COPY

                              KIRLIN HOLDING CORP.

                              6901 Jericho Turnpike
                             Syosset, New York 11791

                             -----------------------

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS

                             ----------------------

                                 August 11, 2000

                             -----------------------


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Kirlin Holding Corp. ("Company") will be held at the offices of the Company at 6901 Jericho Turnpike, Syosset, New York on August 11, 2000, at 11:00 a.m., for the following purposes, all as more fully described in the attached Proxy Statement:

     1. To elect one director to serve for the ensuing three-year period and until his successor is elected and qualified; and

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock.

     3. To transact such other business as may properly come before the meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on July 10, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the meeting and your cooperation in this respect will be appreciated.

                                     By Order of the Board of Directors



                                    Anthony J. Kirincic, Secretary

Syosset, New York
July 12, 2000

                              KIRLIN HOLDING CORP.

                             -----------------------

                                PROXY STATEMENT

                             ----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 11, 2000

                             ----------------------


     This Proxy Statement and the accompanying form of proxy is furnished to stockholders of Kirlin Holding Corp. ("Company") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of the Company for use in voting at the Annual Meeting of Stockholders to be held at the offices of the Company, 6901 Jericho Turnpike, Syosset, New York on August 11, 2000, at 11:00 a.m., and at any and all adjournments thereof. Any proxy given pursuant to this solicitation may be revoked by the person giving it by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised. Unless otherwise specified in the proxy, shares represented by proxies will be voted FOR the election of the nominee listed herein and FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock.

     The Company's executive offices are located at 6901 Jericho Turnpike, Syosset, New York 11791. On or about July 12, 2000, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the fiscal year ended December 31, 1999, are to be mailed to each stockholder of record at the close of business on July 10, 2000.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on July 10, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any and all adjournments thereof. As of July 10, 2000, the Company had issued and outstanding 12,792,851 shares of Common Stock, the Company's only class of voting securities outstanding. Each stockholder of the Company will be entitled to one vote for each share of Common Stock registered in his name on the record date. The presence, in person or by proxy, of a majority of all of the outstanding shares of Common Stock constitutes a quorum at the Annual Meeting. Proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" will be treated as shares present for purposes of determining the presence of a quorum on all matters but will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors requires a plurality vote of those shares voted at the Annual Meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote. Because this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock, abstentions as to this matter (which are considered present and entitled to vote on the matter) and shares of Common Stock considered present, but not entitled to vote on this matter (because of a broker non-vote), will have the same effect as a vote "AGAINST" this proposal. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

     The following table sets forth certain information as of July 10, 2000 (on which date 12,792,851 shares of the Company's Common Stock were outstanding), with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director and nominee,
(iii) each executive officer whose compensation exceeded $100,000 in fiscal 1998, and (iv) all directors and executive officers as a group. The information is determined in accordance with Rule 13d- 3 promulgated under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Except as indicated below, the stockholders listed possess sole voting and investment power with respect to their shares.

                                    Amount and Nature of         Percent
Name of Beneficial Owner(1)         Beneficial Ownership         of Class
------------------------            --------------------         --------
David O. Lindner..............           2,984,000(2)             23.2%

Anthony J. Kirincic...........           2,984,000(2)             23.2%

Edward J. Casey...............              36,000(3)               *

Harold Paul...................              34,000(4)               *

All Executive Officers........           6,038,000(5)             46.4%
  and Directors as a Group (4 persons)

---------------------------------

*    Less than 1%.

(1) The business address of Messrs. Lindner and Kirincic is 6901 Jericho Turnpike, Syosset, New York 11791. Mr. Casey's business address is 444 South Flower Street, 43rd Floor, Los Angeles, California 90071. Mr. Paul's business address is 420 Lexington Avenue, Suite 2400, New York, New York 10171.

(2) Includes 88,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Excludes 276,000 shares of Common Stock of the Company issuable upon the exercise of options that are not exercisable within the next sixty days.

(3) Includes 30,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable.

(4) Includes 20,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Also includes (i) 6,000 shares of common stock held jointly by Mr. Paul and his wife, and (ii) 8,000 shares of common stock held in Mr. Paul's individual retirement account.

(5) Includes 226,000 shares of Common Stock issuable upon the exercise of options that are currently exercisable. Excludes 552,000 shares of Common Stock issuable upon the exercise of options that are not exercisable within the next sixty days.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of which generally serves for a term of three years, with only one class of directors being elected in each year. The term of the first class of directors, consisting of David O. Lindner and Edward J. Casey, will expire in 2002; the term of the second class of directors, consisting of Harold Paul, will expire on the date of this year's Annual Meeting; and the term of the third class of directors, consisting of Anthony J. Kirincic, will expire in 2001. In each case, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

     One person will be elected at the Annual Meeting to serve as a director for a term of three years. The Board of Directors has nominated Harold Paul as the candidate for election. Unless authority is withheld, the proxies solicited by the Board of Directors will be voted FOR the election of this nominee. In case the nominee becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Information About the Nominee

     Harold Paul (age 52) has been a director of the Company since July 1999. Since July 1999, Mr. Paul has been a partner at Paul & Rosen LLP, a law firm specializing in securities matters, and prior to that time and for more than five years, a partner at Berger & Paul, LLP, a New York law firm specializing in securities matters. Mr. Paul has been a director of Ariel Corporation since June 1995.

Information About the Other Directors and Executive Officers

     The Company's other directors and executive officers are as follows:

           Name           Age                      Principal Occupation
           ----           ---                      --------------------

David O. Linder           38       Chairman of the Board and Chief Executive
                                   Officer

Anthony J. Kirincic       39       President, Chief Financial Officer, Secretary
                                   and Director

Edward J.  Casey          40       Director

     David O. Lindner has been Chairman of the Board and Chief Executive Officer of the Company and of the Company's wholly-owned subsidiary, Kirlin Securities, Inc., since their inception in 1994 and 1987, respectively. Mr. Linder is also a director and executive officer of the Company's majority-owned subsidiary, VentureHighway.com Inc.

     Anthony J. Kirincic has been President, Chief Financial Officer and a director of the Company since its inception, Chief Financial Officer and a director of Kirlin Securities since its inception and President of Kirlin Securities from its inception until July 1999. Mr. Kirincic is also a director and executive officer of VentureHighway.com.

     Edward J. Casey has been a director of the Company since November 1995. Since June 1992, Mr. Casey has been an attorney at McClintock, Weston, Benshoof, Rochefort, Rubalcava and MacCuish. From August 1985 to June 1992, Mr. Casey was an attorney at Alschuler, Grossman and Pines. Mr. Casey obtained his Bachelor of Arts degree from Hofstra University in 1982 and his Juris Doctor from the University of Chicago in 1985. Mr. Casey is a member of the Board of Directors and Chairman of Environmental Committee, Los Angeles Headquarters Association and is a member of the Urban Land Institute.

     The executive officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board.

     During the fiscal year ended December 31, 1999, the Company's Board of Directors held six meetings. The Company does not have a standing compensation or nominating committee. The Board of Directors has an audit committee that consists of Edward J. Casey and Harold Paul, the two independent, non- employee directors on the Company's Board of Directors. The general functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent auditors of the Company, to review with the independent auditors the scope of the annual audit and review their final report relating thereto; to review with the independent auditors the accounting practices and policies of the Company and recommend to whom reports should be submitted within the Company; to review with internal and independent auditors overall accounting and financial controls; to be available to the independent auditors during the year for consultation; and to review related party transactions by the Company on an ongoing basis and review potential conflicts of interest situations where appropriate. The audit committee met twice in the fiscal year ended December 31, 1999. The Board of Directors also established a stock option committee in 2000 that consists of David O. Lindner and Anthony J. Kirincic. The general function of the Stock Option Committee is to administer the Company's stock option plans and is empowered to make awards under such plans.

Executive Compensation

     The following table sets forth information concerning compensation for the fiscal years indicated for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the only other executive officer whose compensation was in excess of $100,000 during the fiscal year ended December 31, 1999.

                                                SUMMARY COMPENSATION TABLE
                                                                                                        Long-Term
                                                             Annual Compensation                        Compensation
                                                    ------------------------------------------         -----------------
                                                                                  Other Annual
                                                    Salary         Bonus          Compensation         Number of Options
Name and Principal Position            Year          ($)            ($)              ($)(1)                   (#)
---------------------------            ----        -------       -------          ------------         --------------------
David O. Lindner                       1999        325,000       500,000            511,525               264,000(2)
         Chief Executive               1998        325,000       275,000             75,369                   --
         Officer                       1997        325,000       400,000(4)         177,928                   --

Anthony J. Kirincic                    1999        325,000       500,000            511,525               264,000(2)
         President                     1998        325,000       275,000             75,369                   --
                                       1997        325,000      400,000(3)           177,928                  --
=================================  ============  ============  ============== ====================  =======================


(1) Represents brokerage commissions and (i) in 1999 also represents (a) the value of membership interests ($98,125) in Greenleaf Capital Partners II LLC, a private investment partnership, issued to each of Messrs. Lindner and Kirincic and (b) the value of the personal use of a Company-leased automobile ($3,500); and (ii) in 1997 includes cash received ($87,807.50) by each of Messrs. Lindner and Kirincic in the Company's exchange offer of its outstanding stock options and warrants, and the value of membership interests ($87,500) in Greenleaf Capital Partners LLC, a private investment partnership, issued to each of Messrs. Lindner and Kirincic.

(2) As an additional bonus in recognition for their services and the Company's performance in 1999, on February 2, 2000, each of Messrs. Lindner and Kirincic were granted options to purchase 7.5% (or 499,484 shares) of the shares of common stock of VentureHighway.com Inc. which are held by the Company, at a per share price of $ 3.57. The option is exercisable until February 1, 2005. The exercise price may be paid in cash and/or common stock of the Company.

(3) Approximately one-half of this amount ($199,750) was paid in cash and the balance was paid by the issuance of the Company's Common Stock under the Company's 1994 Stock Plan, which was valued at the last sale price of the Common Stock ($1.46875) on the date of the award. Accordingly, each of Messrs. Lindner and Kirincic were issued 136,000 shares.

     The following table summarizes the number of options granted to the executive officers named above during the fiscal year ended December 31, 1999, and the percentage that such options relate to the stock options granted to all employees during such fiscal year:

                                         OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                                                ------------------
                                                              % of Total
                                                            Options/Shares                       Market
                                                              Granted to         Exercise       Price on
                                       Options/Shares        Employees in          Price         Date of       Expiration
Name                                     Granted(#)           Fiscal Year        ($/Share)      Grant ($)         Date
----                                   --------------       --------------       ---------      ---------      -----------
                                                                                                                     >
David O. Lindner                         264,000(1)              20.1%            0.96875        0.96875        1/10/09
         Chairman of the Board

Anthony J. Kirincic                      264,000(1)              20.1%            0.96875        0.96875        1/10/09
         President
=================================== ====================  ===================  =============  =============  ==============

(1) Represents option to purchase 264,000 shares of Common Stock pursuant to the Company's 1996 Plan, as to which options to purchase 88,000 shares became exercisable on January 11, 2000, and options to purchase 88,000 shares will become exercisable on each of January 11, 2001 and 2002.

     The following table summarizes the number of exercisable and unexercisable options held by the executive officers named above at December 31, 1999, and their value at that date if such options were in-the-money:

                                              1999 Year-End Option Values

                            Number of securities underlying unexercised     Value of securities underlying unexercised
                                             options at                               in-the-money options at
          Name                            December 31, 1999                             December 31, 1999(1)
          ----              -------------------------------------------     ------------------------------------------
                               Exercisable             Unexercisable           Exercisable           Unexercisable
                               -----------             -------------           -----------           -------------
David O. Lindner                    0                     264,000              $     0                 $ 882,750

Anthony J. Kirincic                 0                     264,000              $     0                 $ 882,750
========================= ====================== ========================= =================== =========================

(1) Represents the total gain that would be realized if all in-the-money options held at December 31, 1999 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $4.3125, the closing price of the Common Stock on December 31, 1999.

     The executive officers named above did not exercise any options during the fiscal year ended December 31, 1999.


Compensation Arrangements

     The Company does not have written employment agreements with Messrs. Lindner or Kirincic. Messrs. Lindner and Kirincic are paid a salary at an annual rate of $325,000. Messrs. Lindner and Kirincic and a non-executive officer of Kirlin pool their respective customer accounts and share equally (one- third each) in the commissions generated by such accounts. In addition, Kirlin issues to each of Messrs. Lindner and Kirincic 162/3% of any underwriter warrants or equity issuable to Kirlin in connection with its investment banking activities.

     The Company's directors who are not employed by the Company, presently Messrs. Casey and Paul, receive an annual directors' fee of $15,000 payable quarterly.

     On February 2, 2000, Messrs. Lindner and Kirincic each were granted options to purchase 100,000 shares of Common Stock for $4.0315 (the last sale price of the Common Stock on the trading day immediately preceding the date of grant) per share through February 1, 2010 which options become exercisable as to one-third of the shares on February 1 in each of the years 2001, 2002 and 2003. In addition, on February 2, 2000, Messrs. Casey and Paul each were granted options to purchase 10,000 shares of Common Stock for $4.0315 per share through February 1, 2010, which options were immediately exercisable.


Stock Option Plans

     In August 1994, the Company adopted the 1994 Stock Plan ("1994 Plan"), which originally covered 4,800,000 shares (split adjusted) of the Company's Common Stock pursuant to which officers, directors, key employees and consultants of the Company are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock based awards. The 1994 Plan will terminate at such time that no further awards may be granted and awards granted are no longer outstanding, provided that incentive options may only be granted until August 1, 2004. The 1994 Plan is administered by the Board of Directors. To the extent permitted under the provisions of the 1994 Plan, the Board of Directors has authority to determine the selection of participants, allotment of shares, price, and other conditions of purchase of awards and administration of the 1994 Plan. In June 1996, the Company adopted the 1996 Stock Plan ("1996 Plan"), originally covering 8,000,000 shares (split adjusted) of the Company's Common Stock, which is substantially identical to the 1994 Plan except that incentive options may be granted until April 10, 2006.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it and representations that no other reports were required, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended December 31, 1999.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
           ELECTION OF HAROLD PAUL TO THE COMPANY'S BOARD OF DIRECTORS


                      PROPOSAL 2: TO APPROVE THE AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION

     The Company is currently authorized by its Certificate of Incorporation to issue 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of the record date, 12,792,851 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding. Based on the number of shares of Common Stock outstanding as of the record date and the need to reserve shares of Common Stock for issuance under the Company's stock option plans, and the current Certificate of Incorporation limit of 15,000,000 shares of Common Stock, the Board of Directors does not believe there is an adequate number of authorized shares of Common Stock under the Certificate of Incorporation for management to be able to meet current obligations of the Company and to plan for the future growth and development of the Company. Accordingly, the Board of Directors proposes to amend the Certificate of Incorporation to increase the authorized number of shares of Common Stock by an additional 25,000,000 shares of Common Stock to 40,000,000 shares of Common Stock. The proposed amendment will not change the number of shares of Preferred Stock authorized for issuance under the Certificate of Incorporation.

     The Board of Directors believes approval of the amendment to the Certificate of Incorporation is in the best interest of the Company and its stockholders. The authorization of additional shares of Common Stock will enable the Company to meet its obligations under the various employee benefit plans and issue options, awards and warrants in the future. In addition, the proposed amendment will give the Board of Directors flexibility to authorize the issuance of shares of Common Stock in the future for financing the Company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

     Approval of the proposal will permit the Board of Directors to issue additional shares of Common Stock without further approval of the stockholders of the Company; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock or Preferred Stock, the Board of Directors is not currently considering any proposals to issue additional shares of capital stock, except as may be required in connection with the exercise of existing outstanding options or in connection with options and other stock based awards which may be issued under the Company's 1994 or 1996 Stock Plan or under any other plan or arrangement the Board of Directors may hereafter approve.

     The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the Company. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of Common Stock of the Company voted in an election of directors can elect the directors of the Company. The holders of Common Stock are entitled to receive dividends when, as, and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

     If the proposal to amend the Certificate of Incorporation is approved, the fourth article of the Certificate of Incorporation will be amended to increase the number of shares of Common Stock the Company is authorized to issue to 40,000,000 promptly after the meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                VOTE "FOR" THE APPROVAL OF THE PROPOSAL TO AMEND
                   THE COMPANY'S CERTIFICATE OF INCORPORATION


                             INDEPENDENT ACCOUNTANTS

     The Company anticipates that it will select the independent accounting firm of Goldstein Golub Kessler & Company, P.C. as the auditors of the Company for the fiscal year ending December 31, 2000, although no formal recommendation has been made to the Company's Board of Directors by its audit committee as of the date of this proxy statement. A representative of Goldstein Golub Kessler & Company, P.C., the auditors of the Company for the fiscal year ended December 31, 1999, is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.


                           2001 STOCKHOLDER PROPOSALS

     In order for stockholder proposals for the 2000 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Syosset, New York not later than March 15, 2001. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that the Company's management shall be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Company's 2001 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in the Company's proxy statement for such meeting, unless the Company receives notice of such proposal at its principal office in Syosset, New York, not later than May 29, 2001


                             SOLICITATION OF PROXIES

     The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telephone using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Company's stock.

                                  OTHER MATTERS

     The Board of Directors knows of no matter which will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                                                Anthony J. Kirincic, Secretary
Syosset, New York
July 12, 2000

                                                           PRELIMINARY COPY

                          KIRLIN HOLDING CORP. - PROXY
                       Solicited By The Board Of Directors
                for Annual Meeting To Be Held on August 11, 2000

          The undersigned Stockholder(s) of KIRLIN HOLDING CORP., a Delaware
  P corporation ("Company"), hereby appoints Anthony J. Kirincic and David O. Lindner, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 11, 2000 and at
  R all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

  O  1.   Election of the following Director: Harold Paul

    FOR the nominee listed  |_|  WITHHOLD AUTHORITY |_| to vote for the nominee.

  X

    2.   To approve the Amendment to the Certificate of Incorporation to
  Y      increase the number of authorized shares of common stock.

    FOR  |_|                    AGAINST  |_|                  ABSTAIN |_|

    3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

                              Date _____________________________, 2000


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                                     Signature

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                                  Signature if held jointly

                              Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.